UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 27, 2026
Date of Report (date of earliest event reported)

Lithia Motors, Inc.
(Exact name of registrant as specified in its charter)

Oregon	001-14733		93-0572810
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

150 N. Bartlett Street	Medford	Oregon	97501
(Address of principal executive offices)			(Zip Code)
(541) 776-6401
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	LAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

Seventh Amendment to Fourth Amended and Restated Loan Agreement

On February 27, 2026, Lithia Motors, Inc. (the “Company”) entered into a Seventh Amendment (the “Seventh Amendment”) to its Fourth Amended and Restated Loan Agreement, dated as of April 29, 2021 (including all amendments, the “Loan Agreement”) with U.S. Bank National Association as administrative agent and agent for the lenders, and each of the lenders party to the Loan Agreement, as lenders.

Among other changes, the Seventh Amendment:

•Extends the expiration date of the credit facility to February 27, 2031 (additionally includes 1-year extension options available annually subject to lender threshold consent and the satisfaction of other conditions).
•Converts the Company's existing Used Vehicle Floorplan and Service Loaner Floorplan facilities to VIN-specific reporting, upon election by the Company. Upon such conversion and as of the VIN Transition Date (as defined in the Seventh Amendment), the allocation of the financing commitment would be adjusted as follows:
◦New Vehicle Floorplan - $2,700,000,000
◦Used Vehicle Floorplan - $1,250,000,000
◦Service Loaner Floorplan - $150,000,000
◦Revolving Line of Credit - $2,400,000,000
•Removal of the Simple SOFR Adjustment.

A copy of the Seventh Amendment is set forth as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Seventh Amendment in this Report is only a summary and is qualified in its entirety by reference to the actual terms of the Seventh Amendment.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Seventh Amendment to Fourth Amended and Restated Loan Agreement, dated February 27, 2026, among Lithia Motors, Inc., the subsidiaries of Lithia Motors, Inc. listed on the signature pages of the agreement or that thereafter become borrowers thereunder, the lenders party thereto from time to time, and U.S. Bank National Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2026	LITHIA MOTORS, INC.
Registrant

	By:	/s/ Tina Miller
Tina Miller
Chief Financial Officer, Senior Vice President, and Principal Accounting Officer